AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
SUPPLEMENT DATED DECEMBER 15, 2005
TO CERTAIN
VARIABLE UNIVERSAL LIFE INSURANCE POLICY PROSPECTUSES

          American General Life Insurance Company ("AGL") is amending certain of its variable universal life insurance policy prospectuses for the sole purpose of providing you with information regarding a proposed reorganization of AIM V.I. Premier Equity Fund ("Premier Equity Fund"), an underlying Fund of the policies' variable investment options.

          AGL has received notification that the Board of Trustees of AIM Variable Insurance Funds (the "Board") has approved an Agreement and Plan of Reorganization ("Plan of Reorganization") pursuant to which the Premier Equity Fund will be reorganized into AIM V.I. Core Equity Fund ("Core Equity Fund"), a Fund of the AIM Variable Insurance Funds. The Plan of Reorganization is subject to shareholder approval at a meeting on or about April 4, 2006.

          If the Plan of Reorganization is approved, shortly thereafter, all policy owner accumulation values in the investment option supported by the Premier Equity Fund will be automatically moved into the investment option supported by the Core Equity Fund. Only the underlying Fund will change, not the investment option itself. After the change in the underlying Fund, if you are invested in the Core Equity Fund, you will retain the right to invest in the Core Equity Fund for any purpose allowed under your policy. You will not retain the right to invest in the Core Equity Fund unless you are invested in the Premier Equity Fund as of 3:00 p.m. Central Standard Time ("CST") on the Fund Closing Date ("Closing Date"), which has yet to be determined.

          The Core Equity Fund will not be offered as an investment option under policies issued on and after the Closing Date. Likewise, the Core Equity Fund will be available for transfers, dollar cost averaging, automatic rebalancing and new premium allocations only if the policy owner was invested in the Premier Equity Fund as of 3:00 p.m. CST on the Closing Date.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name AIM V.I. Premier Equity Fund.

          If you have any questions, please call us at 1-800-340-2765.